Filed Pursuant to Rule 497(c)
1933 Act File No. 333-141421
1940 Act File No. 811-22038

STATEMENT OF ADDITIONAL INFORMATION

BEAR STEARNS ACTIVE ETF TRUST

BEAR STEARNS CURRENT YIELD FUND

237 PARK AVENUE, NEW YORK, NEW YORK 10017

PHONE: (212) 272-2692

        This Statement of Additional Information (“SAI”) describes Bear Stearns Active ETF Trust (f/k/a YYY Trust), a Delaware statutory trust (the “Trust”) formed on March 19, 2007, an open-end registered management investment company under the Investment Company Act of 1940 (the “Investment Company Act”) and currently comprised of one investment portfolio, an exchange-traded fund named “Bear Stearns Current Yield Fund” (the “Fund”). Bear Stearns Asset Management, Inc. serves as the investment advisor to the Fund (the “Advisor”). ALPS Distributors, Inc. serves as the distributor for the Fund (the “Distributor”).

        The Fund is not a “money market fund” relying on Rule 2a-7 of the Investment Company Act and is not subject to the requirements applicable to money market funds. Shares of the Fund are neither guaranteed nor insured by the U.S. government.

        This SAI is not a prospectus. It should be read in conjunction with the prospectus of the Trust, dated March 10, 2008 (the “Prospectus”), which incorporates this SAI by reference. Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. A copy of the Prospectus may be obtained without charge by writing to the Trust’s distributor, ALPS Distributors, Inc., calling 1-866-YYY-9160 or visiting www.yyyfund.com. An annual report for the Fund will be available in the same manner once the Fund has completed its first annual period.

The date of this Statement of Additional Information is March 10, 2008.

BEAR STEARNS CURRENT YIELD FUND

TABLE OF CONTENTS

FUND OVERVIEW	1
INVESTMENT POLICIES AND RESTRICTIONS	1
AMEX LISTING AND TRADING	4
INVESTMENT CONSIDERATIONS	4
MANAGEMENT	12
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	19
INVESTMENT ADVISORY AND OTHER SERVICES	19
PORTFOLIO MANAGER	21
PORTFOLIO TRANSACTIONS AND BROKERAGE	22
DISCLOSURE OF PORTFOLIO HOLDINGS	22
INDICATIVE INTRA-DAY VALUE	23
THE DISTRIBUTOR	24
ACCOUNTING AND LEGAL SERVICE PROVIDERS	25
ADDITIONAL INFORMATION CONCERNING SHARES	25
PURCHASE AND REDEMPTION OF CREATION UNITS	27
DETERMINATION OF NET ASSET VALUE	30
TAXATION	31
OTHER INFORMATION	33
FINANCIAL STATEMENTS	34
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	38

        No person has been authorized to give any information or to make any representations other than those contained in this SAI and the Prospectus and, if given or made, such information or representations may not be relied upon as having been authorized by the Trust.

        The SAI does not constitute an offer to sell securities.

B-i

BEAR STEARNS CURRENT YIELD FUND

FUND OVERVIEW

        The Trust is a Delaware statutory trust formed on March 19, 2007 and an open-end registered management investment company comprised of one portfolio, a diversified exchange-traded fund named “Bear Stearns Current Yield Fund.” Other exchange-traded funds may be added to the Trust in the future. The offering of the shares of the Fund (“Shares”) is registered under the Securities Act of 1933, as amended (the “Securities Act”). The Shares are listed on the American Stock Exchange LLC (the “AMEX”). The Trust was formerly known as YYY Trust.

        The Fund issues and redeems Shares on a continuous basis, at their net asset value (“NAV”), only in large specified numbers of Shares called “Creation Units,” initially 50,000 Shares. Creation Units are purchased and redeemed for cash only and the Fund does not allow in-kind creations and redemptions. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund. Only “Authorized Participants” may purchase or redeem Shares directly from the Fund. Most retail investors do not qualify as Authorized Participants, nor do they have the resources to buy and sell whole Creation Units (each of which costs several million dollars). Therefore, they are unable to purchase or redeem the Shares directly from the Fund. Rather, most retail investors will purchase Shares on the AMEX, or on another national securities exchange, national securities association or over-the-counter (“OTC”) trading system (the “Secondary Market”) with the assistance of a broker, and these purchases will be subject to customary brokerage commissions or fees. Some of the information contained in this SAI and the Prospectus—such as information about purchasing and redeeming Creation Units directly from the Fund—is not relevant to most retail investors.

        Reference is made to the Prospectus for a discussion of the investment objective and policies of the Fund. The discussion below supplements and should be read in conjunction with the Prospectus.

INVESTMENT POLICIES AND RESTRICTIONS

        The Fund has adopted the following investment restrictions as matters of fundamental investment policy for the Fund:

        1.     The Fund will not issue senior securities, except as permitted under paragraph 2 below or as permitted under the Investment Company Act.1

        1 The Investment Company Act permits the Fund to issue senior securities so long as it maintains continuous asset coverage of at least 300% of the aggregate value of all of the Fund’s senior securities transactions. A reverse repurchase agreement or a derivative transaction will not be considered to constitute the issuance of a senior security by the Fund, if the Fund covers the transaction or segregates sufficient liquid assets in accordance with applicable requirements (a “covered reverse repurchase agreement” or “covered derivative transaction”). In addition, for purposes of this investment restriction, hedging transactions in which the Fund may engage and similar investment strategies are not treated as senior securities when covered by a segregated account.

        2.     The Fund will not borrow money, except as permitted under the Investment Company Act.2

        3.     The Fund will not pledge, mortgage, hypothecate or otherwise encumber any of its assets, except to secure permitted borrowings and then in amounts not greater than the lesser of the dollar amounts borrowed or 33 1/3% of the value of the Fund’s total assets at the time of such borrowing.3

        4.     The Fund will not act as an underwriter or distributor of securities other than the Shares (except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act, in the disposition of restricted securities).

        5.     The Fund will not concentrate 25% or more of the value of its total assets (taken at market value at the time of each investment) in any one industry, as that term is used in the Investment Company Act, except that this restriction does not apply to obligations issued by the U.S. government, its agencies and instrumentalities or government-sponsored enterprises.

        6.     The Fund will not, with respect to 75% of the Fund’s total assets, purchase the securities of any one issuer (other than cash, other investment companies and securities issued or guaranteed by the U.S. government or its agencies and instrumentalities or government-sponsored enterprises), if immediately after such purchase (a) more than 5% of the Fund’s total assets would be invested in the securities of that issuer or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.4

        7.     The Fund will not purchase or sell real estate.

        8.     The Fund will not purchase or sell commodities or commodities contracts, except that the Fund is permitted to invest in options, futures, forward contracts, futures contracts, swaps and options on swaps and futures contracts and other derivatives.

        9.     The Fund will not lend money, except by purchasing debt securities, including debt securities issued in private placements, or entering into repurchase agreements (the Fund will only invest in repurchase agreements that are fully collateralized). Notwithstanding the foregoing, the Fund may lend securities to the extent permitted by the Investment Company Act.5 At no time will the value of the securities loaned exceed in the aggregate 33 1/3% of the value of the Fund’s total assets.

        2 The Investment Company Act permits the Fund to borrow money so long as it maintains continuous asset coverage of at least 300% of all amounts borrowed. A covered reverse repurchase agreement or a covered derivative transaction will not be considered to be subject to the 300% asset coverage requirement. For purposes of this investment restriction, securities held in escrow or separate accounts in connection with the Fund’s investment practices are not considered to be a borrowing. The aggregate value of the Fund’s outstanding borrowings, including reverse repurchase agreements that are not covered reverse repurchase agreements, may not exceed 33 1/3% of the value of the Fund’s total assets.

        3 For purposes of this investment restriction, securities held in escrow or separate accounts in connection with the Fund’s investment practices, including collateral arrangements with respect to options, futures, forward contracts, futures contracts, swaps and options on swaps and futures contracts and other derivatives, are not deemed to be a pledge or other encumbrance.

        4 For purposes of the Fund’s diversification limitations, repurchase agreements related to U.S. government securities that are fully collateralized and otherwise satisfy the requirements of Rule 5b-3 under the Investment Company Act will be considered U.S. government securities.

        5 The Fund may lend portfolio securities to unaffiliated broker-dealers, banks or other recognized institutional borrowers of securities, provided that the borrower at all times maintains with the Fund cash, U.S. government securities or equivalent collateral or provides an irrevocable letter of credit in favor of the Fund equal in value to at least 100% of the value of the securities loaned.

        The Fund’s foregoing fundamental investment policies cannot be changed without approval of the holders of the lesser of: (i) 67% of the Shares present or represented at a shareholders’ meeting at which the holders of more than 50% of Shares are present or represented or (ii) more than 50% of the outstanding Shares.

        The Fund has adopted other investment restrictions which are not fundamental investment policies and which may be changed by the Board of Trustees of the Trust without shareholder approval. These additional restrictions are as follows:

        1.     The Fund will only invest in U.S. dollar-denominated securities.

        2.     The Fund will not purchase common stocks, preferred stocks, warrants or other equity securities.

        3.     The Fund will not purchase securities of other investment companies except securities of registered investment companies on the open market where no commission or profit results, other than the usual and customary broker’s commission, and where no more than 10% of the value of the Fund’s total assets would be invested in such securities, no more than 5% of the Fund’s total assets would be invested in shares of any one registered investment company and the Fund and its affiliated persons would hold no more than 3% of any class of securities, including voting securities, of any registered investment company. The Fund may invest in shares of money market funds in excess of the foregoing limitations, subject to the conditions of Rule 12d1-1 under the Investment Company Act, including the requirement that Fund not pay any sales charge or service fee in connection with such investment.

        4.     The Fund will not acquire or retain any security issued by a company, an officer or director of which is an officer or Trustee of the Trust or an officer, director or other affiliated person of the Fund’s investment advisor.

        5.     The Fund will not purchase securities on margin. However, the Fund may obtain such short-term credits as may be necessary for the clearance of transactions and may make margin payments in connection with transactions in futures and options and other derivative instruments, and the Fund may borrow money to the extent and in the manner permitted by the Investment Company Act, as provided in fundamental investment restriction No. 2 above.

        6.     The Fund will not sell securities short or write put and call options, except that the Fund may purchase and sell derivative instruments as described in this SAI.

        7.     The Fund will not make investments for the purpose of exercising control or management of any company.

        8.     The Fund will not hold more than 15% of its net assets in illiquid securities. If the value of the Fund’s illiquid securities exceeds 15% of the value of the net assets of the Fund, the excess must be sold as soon as practicable.

        9.     The Fund will not purchase portfolio securities when outstanding bank borrowings exceed 5% of the Fund’s total assets. For purposes of this restriction, reverse repurchase agreements are not considered borrowings.

        The percentage restrictions on investment or utilization of assets described above refer to the percentage at the time an investment is made, except for those percentage restrictions relating to investments in illiquid securities. If these restrictions (except for those percentage restrictions relating to investments in illiquid securities) are adhered to at the time an investment is made, and such percentage subsequently changes as a result of changing market values or some similar event, no violation of the Fund’s investment restrictions is deemed to have occurred. However, as noted above, the Fund is required to maintain continuous asset coverage of 300% with respect to borrowings, and should such coverage decline to less than 300% due to market fluctuations or otherwise, the Fund is required to sell (within three days) sufficient portfolio holdings to restore such coverage, even if such liquidations of the Fund’s holdings may be disadvantageous from an investment standpoint. Any changes in the Fund’s non-fundamental investment restrictions made by the Board of Trustees will be communicated to shareholders of the Fund prior to their implementation.

AMEX LISTING AND TRADING

        The Shares of the Fund are listed and trade on the AMEX. Shares, redeemable only when aggregated in Creation Units, trade in the Secondary Market at prices that may differ to some degree from their NAV per Share or indicative intra-day value (“IIV”). There can be no assurance that the requirements of the AMEX necessary to maintain the listing of Shares of the Fund will continue to be met. The AMEX may, but is not required to, remove the Fund from listing if: (i) following the initial 12-month period beginning upon the commencement of trading of the Fund, there are fewer than 50 beneficial owners of the Fund for 30 or more consecutive AMEX trading days (“Business Days”); or (ii) such other event shall occur or condition exists that, in the opinion of the AMEX, makes further listing on the AMEX inadvisable. In addition, the AMEX may remove the Shares from listing and trading upon termination of the Trust.

        As in the case of other securities traded on an exchange, when you buy or sell Shares in the Secondary Market your broker will normally charge you a commission or other transaction charges, and, as with shares of other exchange-traded investment companies, you may pay market premiums or discounts on purchases and sales of Shares.

        The Trust reserves the right to adjust the price of Shares to maintain convenient trading ranges for investors (namely, to maintain a price per Share that is attractive to investors) by share splits or reverse share splits, which would have no effect on the NAV or the value of shareholdings.

INVESTMENT CONSIDERATIONS

        The Prospectus for the Fund describes its principal investment strategies and risks. This section expands upon that discussion and also discusses non-principal investment strategies and risks.

Principal Investment Strategies

Investment Ratings

        The nationally recognized statistical rating organizations (each an “NRSRO”) are currently Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Rating Group, a division of The McGraw-Hill Companies, Inc. (“S&P”), Fitch, Inc., Dominion Bond Rating Service Ltd., A.M. Best Company, Inc., Japan Credit Rating Agency, Ltd. and Rating and Investment Information, Inc. The debt securities that the Fund purchases must have the following ratings, or, if unrated, the Advisor must have determined that the securities are of a comparable quality:

•	Short-term municipal obligations purchased by the Fund must be rated at the time of purchase in the highest rating category by at least one NRSRO (for example, an S&P rating of “A-1” or a Moody’s rating of “MIG-1” or, in the case of variable-rate demand obligations, “VMIG-1”).

•	Domestic corporate debt obligations purchased by the Fund must be rated at the time of purchase in one of the three highest long-term rating categories by at least two NRSROs (for example, an S&P rating of “AAA,” “AA” or “A”; or a Moody’s rating of “Aaa,” “Aa” or “A”). Foreign corporate debt obligations purchased by the Fund must have the same rating as comparable domestic corporate debt obligations.

•	Mortgage-backed and asset-backed securities purchased by the Fund must be rated at the time of purchase in one of the two highest long-term rating categories by at least one NRSRO (for example, an S&P rating of “AA-” or higher or a Moody’s rating of “Aa3” or higher).

•	Money market instruments purchased by the Fund must be rated at the time of purchase in the highest rating category by at least two NRSROs. The highest rating category for Moody’s is a rating of “P-1", and the highest rating category for S&P is a rating of “A-1".

        A security will be deemed to satisfy the Fund’s minimum rating requirement regardless of its relative rating (for example, “+” or “-”) within a major rating category. If a security satisfies the Fund’s minimum rating requirement at the time of purchase and is subsequently downgraded below that rating, then the Fund will not be required to dispose of the security. If and when such a downgrade occurs, however, the portfolio manager will determine what action, including sale of the security, is in the best interest of the Fund and its shareholders and will act on that determination.

        Investors are cautioned that credit ratings attempt to evaluate the safety of principal and interest payments, but they do not evaluate the volatility of a debt security’s value or its liquidity and do not guarantee the performance of the issuer. NRSROs may fail to make timely changes in credit ratings in response to subsequent events; an issuer’s current financial condition may be better or worse than the rating indicates. There is a risk that an NRSRO may downgrade a debt security’s rating that is owned by the Fund, in which case the value of the security would likely decrease or the security may become illiquid (or both). Subsequent to the Fund purchasing a security, the security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. Neither event will require the sale of such securities, although the portfolio manager will consider such event in its determination of whether the Fund should continue to hold the security. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, debt obligations with the same maturity, interest rate and rating may have different market prices.

Portfolio Asset Classes

        The Fund may invest only in the following (other than money market instruments ):

        Bank Obligations. The Fund may invest in U.S. dollar-denominated obligations of commercial banks, savings banks, savings and loan associations or other depository institutions such as, but not limited to, certificates of deposit (“CDs”), banker’s acceptances, letters of credit, commercial paper and time deposits. A CD is a negotiable certificate representing a bank’s obligation to repay funds deposited with it, earning a specified rate of interest over a given period. A banker’s acceptance is a negotiable obligation of a bank to pay a draft that has been drawn on it by a customer. A letter of credit is an unconditional guarantee by the issuing bank to pay principal and interest on a note a corporation has issued. A time deposit is a non-negotiable deposit in a bank earning a specified interest rate over a given period of time.

        Within this asset class, the Fund invests primarily in obligations of U.S. banks. General economic conditions and exposure to credit losses may affect the ability of a bank to meet its obligations and, thus, the performance of the Fund. U.S. banks are subject to extensive government regulations that could also affect the performance of the Fund. For example, regulations limit the amount and types of lending that banks make and the interest rates that may be charged. As a result of federal and state laws, domestic banks are generally required to maintain specified levels of reserves and are subject to other regulations designed to promote financial soundness. Despite these safeguards, a bank could default on its obligation and the Fund could lose money.

        The Fund also may invest in obligations of foreign branches or subsidiaries of U.S. banks, provided that such investments are general obligations of the U.S. parent bank (“Eurodollar Banking Obligations”), and the Fund may invest in obligations of foreign banks or subsidiaries of foreign banks issued in the U.S. (“Yankeedollar Banking Obligations”). Eurodollar and Yankeedollar Banking Obligations issued by banks in which the Fund may invest include notes, debentures, commercial paper and certificates of deposit.

        Eurodollar and Yankeedollar Banking Obligations issued by banks may involve additional investment risks, including adverse political and economic developments, the possible imposition of withholding taxes on interest income payable on such obligations, the possible seizure or nationalization of foreign deposits and the possible establishment of exchange controls or other foreign governmental laws or restrictions which might adversely affect the repayment of principal and the payment of interest.

        Issuers of Eurodollar Banking Obligations may be subject to less stringent reserve requirements than U.S. banks. Issuers of Eurodollar Banking Obligations may not be subject to the same accounting, auditing and financial record keeping standards and requirements as U.S. banks.

        There may be less publicly available information about issuers of Eurodollar Banking Obligations and Yankeedollar Banking Obligations than there would be about U.S. issuers. Yankeedollar Banking Obligations, and to a lesser extent, Eurodollar Banking Obligations, may be subject to currency risk due to the issuer’s overall exposure to foreign currency.

        U.S. Government Securities. For purposes of the Investment Company Act, a U.S. government security is any security issued or guaranteed as to principal or interest by the U.S., and it includes a security issued by one of the government agencies or government-sponsored enterprises identified below. U.S. government agency securities are securities issued by branches of the government which may or may not be not guaranteed by the full faith and credit of the U.S. government. Examples of federal agencies include the Tennessee Valley Authority (“TVA”), Export Import Bank (“Ex-Im Bank”) and Government National Mortgage Association (“Ginnie Mae”). Government-sponsored enterprises (“GSE”) are private or public corporations established by the government but which are not agencies of the government. GSEs include the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Association (“Freddie Mac”), the Federal Home Loan Banks and various farm credit authorities. Obligations of certain agencies and GSEs, such as Ginnie Mae, are supported by the full faith and credit of the U.S. Treasury. Others, such as those of the Ex-Im Bank, are supported by the right of the issuer to borrow from the U.S. Treasury; and others, such as those of Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations. Still others, such as those of Freddie Mac and the Federal Home Loan Banks, are supported only by the credit of the agency or instrumentality that issues them. There is no guarantee that the U.S. government will provide financial support to its agencies or instrumentalities, now or in the future, if it is not obligated to do so by law.

        Direct obligations of the U.S. Treasury include treasury bills, treasury notes and treasury bonds. The Fund may invest in Treasury Inflation Protected Securities (TIPS), which are issued by the U.S. government and are designed to protect investors from inflation. The Fund also may invest in certain interests in U.S. government securities, such as U.S. Treasury STRIPS. U.S. Treasury STRIPS permit the separate ownership and trading of the interest and principal components of direct obligations of the U.S. Treasury. While investing in principal components of direct obligations of the U.S. Treasury does not provide high current income, it does offer the potential for capital appreciation, which is consistent with the Fund’s secondary investment objective to preserve capital.

        U.S. Corporate Debt Obligations. The Fund may invest in fixed-income securities issued by businesses. These include investment grade notes, bonds, debentures and commercial paper. The credit risks of corporate debt securities vary widely among issuers. Particularly during an economic downturn, an issuer may default on its obligations.

        Foreign Corporate Debt Obligations. The Fund may invest in foreign corporate debt obligations. The foreign corporate debt obligations in which the Fund may invest include investment-grade notes, bonds, debentures and commercial paper.

        Specifically, the Fund may invest in U.S. dollar-denominated corporate debt obligations of foreign companies located in the United Kingdom, Germany, the Netherlands, France, Switzerland, Italy, Scandinavia, Spain, Australia and Canada. The Fund also may invest in U.S. dollar denominated sovereign debt obligations of developed countries, provided they meet the minimum ratings criteria for domestic corporate debt obligations; and in the debt obligations of supranational agencies, provided they meet the ratings criteria for domestic corporate debt obligations. The Fund may only purchases domestic corporate debt obligations that are rated at the time of purchase in one of the three highest long-term rating categories by at least two NRSROs, or, if unrated, the Advisor must have determined that the securities are of comparable quality (for example, an S&P rating of “AAA,” “AA” or “A”; or a Moody’s rating of “Aaa,” “Aa” or “A”). Supranational entities include international organizations designated or supported by governmental entities to promote reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

        In many countries, there is less publicly available information about issuers than is available in the reports and ratings published about companies in the U.S. Additionally, foreign companies are not subject to uniform accounting, auditing and financial reporting standards. Interest on foreign securities may be subject to foreign withholding taxes which would reduce the Fund’s income without providing a tax credit for the Fund’s shareholders. Although the Fund intends to invest in securities of foreign issuers domiciled in nations which the Advisor considers as having stable and friendly governments, there is a possibility of expropriation, confiscatory taxation, currency blockage or political or social instability which could affect investments in foreign securities.

        Mortgage-Backed and Asset-Backed Securities. The Fund may invest in residential and commercial mortgage-backed securities as well as other asset-backed securities (collectively “Asset-Backed Securities”) that are secured or backed by automobile loans, installment sale contracts, credit card receivables, mortgages or other assets (“Asset-Backed Collateral”) and are issued by Ginnie Mae, Fannie Mae, the Federal Home Loan Mortgage Corporation, commercial banks, trusts, special purpose entities, finance companies, finance subsidiaries of industrial companies, savings and loan associations, mortgage banks and investment banks. These securities represent interests in specific Asset-Backed Collateral in which periodic payments of interest on and/or principal of the Asset-Backed Collateral are made, thus, in effect, passing through periodic payments made by the individual borrowers on the Asset-Basked Collateral underlying those securities, net of any fees paid to the servicer, any third party credit enhancement provider or any guarantor of the securities. Mortgage-backed securities are typically issued in separate tranches that are secured by the same pool of Asset-Backed Collateral but vary with respect to risk and yield because of payment priority of one tranche over another. As a result of these various priorities, different tranches of mortgage-backed securities may be assigned different ratings by NRSROs if and to the extent that they are rated. The Fund will invest only in those Asset-Backed Securities that are agency guaranteed or are rated at the time of purchase in one of the two highest long-term ratings categories by at least one NRSRO. Although the Asset-Backed Collateral underlying securities purchased by the Fund may include sub-prime mortgage loans or non-traditional mortgage loans, the particular securities purchased by the Fund will be rated in one of the two highest long-term rating categories due to their priority of payment over other tranches supported by the same Asset-Backed Collateral pool. NRSROs have recently downgraded their ratings of various mortgage-backed securities due to changes in default assumptions. Securities in lower tranches may have a significantly higher likelihood of being downgraded than the most senior tranches of these securities.

        Non-mortgage Asset-Backed Securities may involve certain risks that are not presented by mortgage-backed securities. These risks arise primarily from the nature of the underlying assets (namely, credit card and automobile loan receivables, as opposed to real estate mortgages). Non-mortgage asset-backed securities do not have the benefit of the same security interest in the collateral as mortgage-backed securities.

        Like other fixed income securities, when interest rates rise the value of a fixed rate Asset-Backed Security generally will decline; however, when interest rates decline, the value of a fixed rate Asset-Backed Security that permits prepayment may not increase as much as that of other fixed income securities that do not permit prepayment without penalty. Asset-Backed Securities may be subject to greater risk of default during periods of economic downturn than other short-term instruments. With respect to mortgage-backed securities, the risk of such defaults is generally higher in the case of mortgage pools that include so-called “sub-prime” mortgages. While the secondary market for Asset-Backed Securities is ordinarily quite liquid, during an economic downturn or when the underlying mortgage rates are being reset the secondary market may not be as liquid as the market for other types of securities, which could cause the Fund to experience difficulty in valuing or liquidating (or both) such securities.

         U.S. Municipal Obligations. The Fund also may invest in U.S. municipal obligations. These include debt obligations issued to obtain funds for various public purposes, including construction of a wide range of public facilities, refunding of outstanding obligations and obtaining of funds for general operating expenses and loans to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to finance various facilities operated for private profit.

        The two principal classifications of municipal obligations are “general obligation” bonds and “revenue” or “special obligation” bonds. General obligation bonds are backed by the issuer’s faith, credit and taxing power. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as from the user of the facility being financed. Private activity bonds are in most cases revenue bonds and do not generally constitute the pledge of the credit or taxing power of the issuer of such bonds. The repayment of the principal and the payment of interest on such private activity bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligation and the pledge, if any, of real and personal property so financed as security for such payment.

        Municipal obligations may bear fixed, variable or floating rates of interest. Yields on municipal obligations are dependent on a variety of factors, including the general condition of the money market and of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. Municipal securities can be significantly affected by economic and political changes, in addition to taxation and legislative changes.

        Repurchase Agreements (Lending). The Fund may enter into repurchase agreements, a form of lending. Under repurchase agreements, the Fund purchases and simultaneously contracts to resell securities at an agreed upon time and price. This results in a fixed rate of return for the Fund insulated from market fluctuations during such period. Repurchase agreements maturing in more than seven days are considered illiquid securities. The aggregate value of all of the Fund’s repurchase agreements may not exceed 33 1/3% of the value of the Fund’s total assets.

        The Fund will only invest in repurchase agreements that are fully collateralized and the Advisor will monitor the value of the underlying securities to assure that the value always equals or exceeds the repurchase price. In addition, the Advisor will monitor the creditworthiness of the issuing broker, dealer or bank, who must be rated A or better. In the event of default by the seller, the underlying securities are not owned by the Fund but only constitute collateral for the seller’s obligation to pay the repurchase price. Therefore, the Fund may suffer delays and incur costs or possible losses in connection with the disposition of the collateral. In the event of a default, instead of the contractual fixed rate of return, the rate of return would be dependent upon intervening fluctuations of the market value of the security and the accrued interest on the security.

        Reverse Repurchase Agreements (Borrowing). The Fund may borrow money to the extent permitted by the Investment Company Act, including through reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. During the time a reverse repurchase agreement is outstanding, the Fund will maintain a segregated custodial account containing U.S. government or other liquid securities that have a value equal to the repurchase price. The aggregate value of the Fund’s outstanding borrowings, including reverse repurchase agreements that are not covered reverse repurchase agreements, may not exceed 33 1/3% of the value of the Fund’s total assets.

        As discussed below, the Fund may not invest more than 15% of its net assets in illiquid securities. Reverse repurchase agreements maturing in more than seven days are considered illiquid.

        A reverse repurchase agreement involves the risk that the counterparty will fail to return the securities involved in such transactions, in which event the Fund may suffer losses in connection with such transaction.

        Illiquid Securities. Investments of the Fund may be illiquid because they do not have an active trading market, making it difficult to value them or sell them promptly at an acceptable price. The Fund may have to lower the price, sell other securities instead or forgo an investment opportunity. Any of these could have a negative effect on Fund performance. Restricted securities may have terms that limit their resale to other investors or may require registration under applicable securities laws before they may be sold publicly. The Fund will not invest more than 15% of the value of its net assets in illiquid securities at any time. . Securities issued pursuant to Rule 144A of the Securities Act will be considered liquid, and will not be subject to the 15% investment limitation, if determined to be liquid by the Advisor under procedures adopted by the Board of Trustees. The Advisor will monitor the Fund’s holdings of illiquid securities on an ongoing basis to determine whether to sell any holdings to maintain adequate liquidity.

        Derivatives. The Fund may invest in various derivative instruments. A derivative is a financial instrument, the value of which is based on — or “derived from” — the values of other assets, reference rates or indices. The Fund does not impose an investment limitation on its investments in derivative instruments. Derivative transactions may involve forward contracts, future contracts, options and swaps, including options on futures and swaps in each case relating to interest rates or fixed income securities. From time to time, the Fund may use derivatives for hedging or speculation. Hedging purposes include risk management, seeking to stay fully invested, seeking to reduce transaction costs, seeking to simulate an investment in debt securities or other investments, seeking to add value by using derivatives to more efficiently implement portfolio positions when derivatives are favorably priced relative to debt securities or other investments, and other purposes. The use of derivatives for both hedging and speculative purposes involves a risk of loss or depreciation possibly greater than that associated with investing directly in the underlying assets because many transactions in derivative instruments involve leverage.

        The Trust has claimed an exclusion from the definition of the term “commodity pool operator” under Section 4.5 of the regulations under the Commodity Exchange Act promulgated by the Commodity Futures Trading Commission. Thus, the Trust is not subject to registration or regulation as a pool operator under the Commodity Exchange Act.

        Derivatives may relate to a wide variety of underlying references, such as commodities, stocks, bonds, interest rates, currency exchange rates and related indices. Derivatives include futures contracts and options on futures contracts, forward-commitment transactions, options on securities, caps, floors, collars, swap agreements and other financial instruments. Some derivatives, such as futures contracts and certain options, are traded on U.S. commodity and securities exchanges, while other derivatives, such as swap agreements, are privately negotiated and transacted in the OTC market. The risks associated with the use of derivatives are different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives also may be used for a variety of purposes that do not constitute speculation, such as hedging, risk management, seeking to stay fully invested, seeking to reduce transaction costs, seeking to simulate an investment in debt securities or other investments, seeking to add value by using derivatives to more efficiently implement portfolio positions when derivatives are favorably priced relative to debt securities or other investments, and for other purposes.

        Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds and other traditional investments. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

        The use of a derivative involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the other party to the contract (usually referred to as a “counterparty”) or the failure of the counterparty to make required payments or otherwise comply with the terms of the contract. Additionally, the use of credit derivatives can result in losses if the portfolio manager does not correctly evaluate the creditworthiness of the issuer on which the credit derivative is based.

        Derivatives may be subject to liquidity risk, which exists when a particular derivative is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

        Derivatives may be subject to pricing or “basis” risk, which exists when a particular derivative becomes extraordinarily expensive relative to historical prices or the prices of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity.

        Derivatives may be subject to counterparty risk, which means that the counterparty to the transaction fails to live up to its contractual obligations.

        Because many derivatives have a leverage or borrowing component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. While certain derivative transactions may be considered to constitute borrowing transactions, such derivative transactions will not be considered to constitute the issuance of a “senior security”, and therefore such transactions will not be subject to the 300% continuous asset coverage requirement otherwise applicable to borrowings, if the Fund covers the transaction or segregates sufficient liquid assets in accordance with applicable requirements.

        Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to the Fund’s interest. The Fund bears the risk that the portfolio manager will incorrectly forecast future market trends or the values of assets, reference rates, indices or other financial or economic factors in establishing derivative positions for the Fund. If the portfolio manager attempts to use a derivative as a hedge against, or as a substitute for, a portfolio investment, the Fund will be exposed to the risk that the derivative will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Fund. While hedging strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other investments. Many derivatives, particularly OTC derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Fund.

Non-Principal Investment Strategies

Lending of Portfolio Securities

        The Fund may lend portfolio securities constituting up to 33 1/3% of its total assets (as permitted by the Investment Company Act) to unaffiliated broker-dealers, banks or other recognized institutional borrowers of securities, provided that the borrower at all times maintains with the Fund cash, U.S. government securities or equivalent collateral or provides an irrevocable letter of credit in favor of the Fund equal in value to at least 100% of the value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the Fund an amount equivalent to any dividends or interest paid on such securities, and the Fund may receive an agreed-upon amount of interest income (to be retained by the Fund) from a borrower who delivered equivalent collateral or provided a letter of credit. Loans are subject to termination at the option of the Fund or the borrower. The Fund may invest any cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker. The Fund does not have the right to vote securities on loan, but could terminate the loan and regain the right to vote if that were considered important with respect to the investment. The Fund currently does not intend to lend its portfolio securities.

        The primary risk in securities lending is a default by the borrower during a sharp rise in price of the borrowed security resulting in a deficiency in the collateral posted by the borrower. The Fund will seek to minimize this risk by requiring that the value of the securities loaned be computed each day and additional collateral be furnished each day if required.

Bank Borrowings

        The Fund may borrow from banks, as long as it maintains continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings, including reverse repurchase agreements) of 300% of all amounts borrowed, with an exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary or emergency purposes. If, at any time, the value of the Fund’s assets should fail to meet this 300% coverage test, the Fund will reduce the amount of the Fund’s borrowings to the extent necessary to meet this 300% coverage within three days (not including Saturdays, Sundays and holidays). Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so. The Fund will not purchase portfolio securities when outstanding borrowings exceed 5% of the Fund’s total assets.

Money Market Funds

        The Fund may invest in money market funds that are registered under the Investment Company Act. Generally, the risks of the Fund investing in other money market funds are similar to the risks of investing in the Fund, with the exception that money market funds have shorter average dollar-weighted maturities than the Fund and are subject to more stringent investment restrictions than the Fund. If the Fund invests in a money market fund, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by the other investment company, including advisory fees.

MANAGEMENT

Board of Trustees and Officers

        As a Delaware trust, the business and affairs of the Trust are managed by its officers under the direction of its Board of Trustees. The Trustees set broad policies for the Trust and may appoint officers. The Board of Trustees oversees the performance of the Advisor and the Trust’s other service providers. Each Trustee serves until his or her successor is duly elected or appointed and qualified.

        Two of the trustees of the Trust are officers and employees of the Advisor. Each of these Trustees is an “Interested Person” (as defined under Section 2(a)(19) of the Investment Company Act) of the Trust (“Interested Trustee”). The Trust’s other Trustees are not Interested Persons of the Trust (“Independent Trustees”).

        The Fund is not part of a “fund complex” as defined in the Investment Company Act. The name, age, address, principal occupations during the past five years with respect to each of the Trustees and officers of the Trust is set forth below, along with the other public directorships held by the Trustees.

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Service	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee
Interested Trustees
Jeffry P. Brown	Trustee,	Indefinite,	Mr. Brown is Chief Development Officer and	None
	President,	newly	Senior Managing Director of Bear Stearns Asset
237 Park Avenue, New	Principal	elected	Management. Mr. Brown joined Bear Stearns
York, New York 10017	Executive		Asset Management in 1999. He is responsible
	Officer		for all strategic product and marketing issues,
Age 52			including global liftout and acquisition
activities. He chairs the firm's New Products
Committee and Product Strategy Committee.
Previously, he was Chief Marketing Officer of
Bear Stearns Asset Management responsible for
building and managing the firm's domestic and
international sales, marketing and client
service activities.
Margo L. Cook	Trustee	Indefinite,	Ms. Cook is Senior Managing Director and Head	None
		newly	of Institutional Business at Bear Stearns Asset
237 Park Avenue, New		elected	Management. Ms. Cook joined Bear Stearns Asset
York, New York 10017			Management in 2007. She is responsible for
overseeing and managing the equity and fixed
Age 43			income teams of Bear Stearns Asset Management.
From 2005 to 2007, Ms. Cook was Executive Vice
President, Chief Investment Officer and Head of
Institutional Asset Management for the Bank of
New York. From 1996 to 2005, Ms. Cook was the
head of the Bank of New York's institutional
fixed income business.

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Service	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee
Independent Trustees
John F. Cuneo	Trustee, Chair	Indefinite,	Mr. Cuneo is a retired investment banker and	None
	and Chair	newly	international financial services executive. He
c/o 237 Park Avenue,	of Audit	elected	formerly served as Chief Executive Officer of
New York, New York	Committee		Paribas North America, Inc. and Paribas
10017			Corporation, its registered broker/dealer, each
domestic U.S. operations of Cie. Financiere de
Age 62			Paribas. Mr. Cuneo also held the position of
Managing Director with Wertheim Schroder & Co.
Incorporated and was an officer of Blyth
Eastman Dillon & Company Incorporated. Since
1992 he has been involved with private
investments.
Peter Quick	Trustee	Indefinite,	Mr. Quick is the former President of the	Medicure Inc.
		newly	American Stock Exchange where he also served on
c/o 237 Park Avenue,		elected	the Board of Governors. Prior to joining the
New York, New York			AMEX, Mr. Quick was President of Quick &
10017			Reilly, Inc., a leading national discount
brokerage firm, and served on the Board of
Age 51			Directors of the Depository Trust Clearing
Corporation, the Chicago Stock Exchange and
National Securities Clearing Corp.
Ernest P. Werlin	Trustee	Indefinite,	Mr. Werlin has thirty years of Wall Street	None
		newly	experience with comprehensive responsibilities
c/o 237 Park Avenue,		elected	in multiple areas of capital markets. He is
New York, New York			now retired. He has provided consulting
10017			services to Horizon Asset Management since 2000
as a Client Relationship Manager. Previously,
Age 63			Mr. Werlin managed the mortgage-backed
department for Salomon Brothers, the corporate
bond department for Morgan Stanley and the
government department for Donaldson Lufkin. He
served as Chairman of the New Products
Development Committee at Morgan Stanley and was
Director of Corporate Bond Research at
Donaldson Lufkin.

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Service	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee
Officers (other than Mr. Brown and Ms. Cook)
Phillip Perrone	Chief	Indefinite,	Mr. Perrone has served as Deputy Chief	N/A
	Compliance	newly	Compliance Officer of ALPS Distributors, Inc.
c/o 1290 Broadway,	Officer	elected	since 2007. He previously served as Chief
Suite 1100, Denver,			Compliance Officer of Dividend Capital
Colorado 80203			Investments LLC from 2004 to 2007 and
Compliance Oversight Officer of
Age 49			OppenheimerFunds, Inc. from 1997 to 2004.
Frank J. Maresca	Chief Financial	Indefinite,	Mr. Maresca has served as President and Chief	N/A
	Officer and	newly	Executive Officer of Bear Stearns Fund
c/o 383 Madison	Treasurer	elected	Management, Inc. since 1992.
Avenue, New York,
NY 10179
Age 49
Vincent L. Pereira	Assistant	Indefinite,	Mr. Perreira has served as Executive Vice	N/A
	Treasurer	newly	President of Bear Stearns Fund Management, Inc.
c/o 383 Madison		elected	since 1993.
Avenue, New York,
NY 10179
Age 42
Alexandra J. Sheller	Secretary	Indefinite,	Ms. Sheller has served in Product Development	N/A
		newly	and Product Management for Bear Stearns Asset
c/o 237 Park Avenue,		elected	Management, Inc. since 2007. Prior to that she
New York,			was a consultant for Bear Stearns Asset
New York 10017			Management, Inc. from 2005 to 2007, Internal
Consultant and Project Manager for Marsh Inc.
Age 38			from 2003 to 2005 and served in Business
Development for Desk Net Inc. from 2001 to 2003.

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Service	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee
Officers (other than Mr. Brown and Ms. Cook)
Nicholas Anderson	Assistant	Indefinite,	Mr. Anderson has served as an Analyst for Bear	N/A
	Secretary	newly	Stearns Asset Management, Inc. since 2006.
c/o 237 Park Avenue,		elected	Prior to that he was a Controllers Analyst
New York,			Trainee at Bear Stearns & Co. from 2004 to 2006
New York 10017			and a student from 2000 to 2004.
Age 25

Equity Ownership of Trustees

        As of February 27, 2008, 1,000 Shares, the only Shares issued, have been issued to the Advisor. The Trustees and officers of the Trust own no Shares. The Advisor currently does not sponsor and the Trustees oversee no other registered investment companies.

Committees

        Each Independent Trustee serves on the audit committee of the Board of Trustees (the “Audit Committee”). The primary purpose of the Audit Committee is to oversee the Trust’s accounting and financial reporting policies, practices and internal controls, including assisting the Board of Trustees in (1) its oversight of the Trust’s accounting and financial reporting principles and practices, its internal control over financial reporting and, as appropriate, the internal controls of certain service providers; (2) its oversight of the Trust’s financial statements and the independent audit thereof; (3) being responsible for the appointment, compensation and oversight of the independent registered public accountant; and (4) evaluating the independence of the independent registered public accountant.

        Each Independent Trustee serves on the governance and nominating committee of the Board of Trustees (the “Nominating Committee”). The functions of the Nominating Committee are to oversee Fund governance, including the nomination and selection of Trustees; to evaluate and recommend to the Board the compensation and expense reimbursement policies applicable to Trustees; and periodically, to coordinate and facilitate an evaluation of the performance of the Board.

        The Nominating Committee will consider nominee recommendations from Fund shareholders, in accordance with procedures established by the Committee. A Fund shareholder should submit a nominee recommendation in writing to the attention of the Chair of the Nominating Committee, 237 Park Avenue, New York, New York 10017. Such recommendation must contain (1) the name, address and telephone number of, and number of Trust shares owned by, the person or entity or group of persons or entities on whose behalf the recommendation is being made, and the related account name, number and broker or account provider name and (2) if any of such persons were not record owners of the Trust at the time the recommendation was submitted, verification acceptable in form and substance to the Trust of such person’s ownership of the Trust at the time the recommendation was made. The Nominating Committee will evaluate nominees recommended by a shareholder in the same manner as it evaluated nominees from other sources, such as current Trustees, management of the Funds or other individuals.

        The Board of Trustees has no other committees.

Compensation of Trustees and Officers

        Interested Trustees are not compensated by the Trust. The Trust pays each Independent Trustee $25,000 per year for attendance at meetings of the Board of Trustees, and the Chairperson of the Board of Trustees and the Chairperson of the Audit Committee are each paid an additional $5,000 per year. All Trustees are reimbursed for their travel expenses and other reasonable out-of-pocket expenses incurred in connection with attending Board meetings (these other expenses are subject to Board review to ensure that they are not excessive). The Trust does not accrue pension or retirement benefits as part of the Fund’s expenses, and Trustees are not entitled to benefits upon retirement from the Board of Trustees. The Trust’s officers receive no compensation directly from the Trust.

        Prior to the Trust’s commencement of operations, no Trustee was compensated for his or her service as a Trustee. The table below shows the estimated compensation that is contemplated to be paid to Trustees for the Fund’s fiscal year ending December 31, 2008, assuming a full fiscal year of operations for the fiscal year ending December 31, 2008:

Name of Trustee	Aggregate Compensation from Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation from Trust
Interested Trustees
Jeffry P. Brown	$0	$0	$0
Margo L. Cook	$0	$0	$0
Independent Trustees
John F. Cuneo	$35,000	$0	$35,000
(Chair of Board and Chair of Audit Committee)
Peter Quick	$25,000	$0	$25,000
Ernest P. Werlin	$25,000	$0	$25,000

Codes of Ethics

        The Trust, the Advisor and the Distributor each have adopted a code of ethics, as required by applicable law, which is designed to prevent affiliated persons of the Trust, the Advisor and the Distributor from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Fund (which may also be held by persons subject to a code of ethics). There can be no assurance that the codes of ethics will be effective in preventing such activities. The codes permit personnel subject to them to invest in securities, including securities that may be held or purchased by the Fund. The codes are on file with the SEC and are available to the public.

Proxy Voting Policies

        The Trust will not hold equity securities and, therefore, will not vote proxies. If a vote arises in connection with any security held by the Fund, the Trustees will not vote the securities.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

        A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of the Fund or acknowledged the existence of control. As of the date of this SAI, the Fund could be deemed to be under control of the Advisor, which had voting authority with respect to 100% of the value of the outstanding interests in the Fund on such date. As a result, the Advisor could have the ability to approve or reject those matters submitted to the shareholders of the Fund for their approval, including changes to the Fund’s fundamental policies and the election of Trustees. The Advisor intends to sell its Shares to the public. It is expected that, once the Fund commences investment operations, the Advisor will not control the Fund.

INVESTMENT ADVISORY AND OTHER SERVICES

Advisor

        The Advisor, Bear Stearns Asset Management, Inc., oversees the performance of the Fund, but does not exercise day-to-day oversight over the Fund’s service providers. The Advisor is responsible for overseeing the management of the investment portfolio of the Fund. These services are provided under the terms of an Investment Advisory Agreement dated December 17, 2007 (the “Investment Advisory Agreement”) between the Trust and the Advisor, pursuant to which the Advisor receives an annual unified management fee equal to 0.30% of the Fund’s average net assets, which is accrued daily and paid monthly.

        Bear Stearns Asset Management, Inc. is a wholly-owned subsidiary of The Bear Stearns Companies Inc. and was established in 1984. The Bear Stearns Companies Inc. is a holding company that, through its subsidiaries (including its principal subsidiary, Bear, Stearns & Co. Inc.), is a leading U.S. investment banking, securities trading and brokerage firm serving U.S. and foreign corporations, governments and institutional and individual investors. Bear Stearns Asset Management, Inc. is a registered investment advisor with aggregate assets under management at December 31, 2006 of approximately $41.43 billion, and is located at 237 Park Avenue, New York, New York 10017.

        Out of the Advisor’s fee, the Advisor pays all expenses of managing and operating the Fund except all federal, state and local taxes; interest; brokerage commissions; reimbursement payments to securities lenders for dividend and interest payments on securities sold short; fees and expenses of the Independent Trustees (including out of pocket expenses and reasonable attorneys’ fees for counsel to the Independent Trustees); a portion of the cost of Trustee and officer liability insurance; and extraordinary items (including extraordinary legal expenses). The expenses of the Fund’s operations borne by the Advisor include by way of illustration and not limitation, non-extraordinary legal expenses (other than reasonable attorneys’ fees for counsel to the Independent Trustees); salaries of administrative and clerical personnel; fees and expenses of the custodian of the Fund’s assets; fees and expenses of the Trust’s administrator; expenses of calculating the net asset value and repurchasing and redeeming shares; charges and expenses of dividend disbursing agents, registrars and stock transfer agents; organizational costs; the cost of keeping all necessary shareholder records and accounts; and the expense of registering shares of the Fund with the SEC and in the various states. A portion of the Fund’s unified management fee may be paid by the Advisor to unaffiliated third parties who provide recordkeeping and administrative services that would otherwise be performed by an affiliate of the Advisor.

        The Advisor and its affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund also may invest. The Advisor does not use inside information in making investment decisions on behalf of the Fund.

        The Investment Advisory Agreement remains in effect for two (2) years from its effective date and thereafter continues in effect for as long as its continuance is specifically approved at least annually, by (1) the Board of Trustees of the Trust, or by the vote of a majority (as defined in the Investment Company Act) of the outstanding shares of the Fund, and (ii) by the vote of a majority of the Trustees of the Trust who are not parties to the Investment Advisory Agreement or interested persons of the Advisor, cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement provides that it may be terminated at any time without the payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the Fund’s shareholders, on 60 calendar days written notice to the Advisor, and by the Advisor on the same notice to the Trust and that it shall be automatically terminated if it is assigned.

        The Investment Advisory Agreement provides that the Advisor shall not be liable to the Fund or its shareholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties. The Investment Advisory Agreement also provides that the Advisor may engage in other businesses, devote time and attention to any other business whether of a similar or dissimilar nature, and render investment advisory services to others.

        The Fund is newly organized and as of the date of this SAI has not yet incurred any management fees under the Investment Advisory Agreement.

Administrator, Custodian and Transfer Agent

        The Bank of New York, located at One Wall Street, New York, New York 10286, serves as administrator to the Fund (the “Administrator”). The Administrator provides the Fund with all required general administrative services, including, without limitation, office space, equipment, and personnel; clerical and general back office services; bookkeeping, internal accounting and secretarial services; the calculation of NAV; and the preparation and filing of all reports, registration statements, proxy statements and all other materials required to be filed or furnished by the Fund under federal and state securities laws. The Advisor pays the Bank of New York’s costs for serving as the Administrator to the Fund out of the Advisor’s unified management fee.

        The Bank of New York serves as custodian of Fund’s assets (the “Custodian”). As Custodian, the Bank of New York has agreed to (1)  make receipts and disbursements of money on behalf of the Fund, (2) collect and receive all income and other payments and distributions on account of the Fund’s portfolio investments, (3) respond to correspondence from shareholders, security brokers and others relating to its duties; and (4) make periodic reports to the Fund concerning the Fund’s operations. The Bank of New York does not exercise any supervisory function over the purchase and sale of securities. The Advisor pays the Bank of New York’s costs for serving as the Custodian to the Fund out of the Advisor’s unified management fee.

        The Bank of New York serves as transfer agent and dividend paying agent for the Fund (the “Transfer Agent”). As the Transfer Agent, the Bank of New York has agreed to (1) issue and redeem shares of the Fund, (2) make dividend and other distributions to shareholders of the Fund, (3) respond to correspondence by Fund shareholders and others relating to its duties; (4) maintain shareholder accounts, and (5) make periodic reports to the Fund. The Advisor pays the Bank of New York’s costs for serving as the Transfer Agent to the Fund out of the Advisor’s unified management fee.

PORTFOLIO MANAGER

        Scott D. Pavlak, Senior Managing Director at the Advisor, is primarily responsible for the day-to-day management of the Fund’s investments.

Portfolio Manager’s Compensation

        The Advisor believes that its compensation program is competitively positioned to attract and retain high-caliber investment professionals. The compensation package for the portfolio manager consists of a base salary, an annual incentive bonus opportunity and a competitive benefits package. The portfolio manager’s salary compensation is designed to be competitive with the marketplace and reflect the portfolio manager’s relative experience and contribution to the Fund. Base salary compensation is reviewed and adjusted annually to reflect increases in the cost of living and market rates.

        The annual incentive bonus opportunity provides cash bonuses based upon the Fund’s performance and individual contributions. Principal consideration is given to appropriate risk management, teamwork and investment support activities in determining the annual bonus amount. Performance is compared to various U.S. Treasury, agency and credit indices with durations of up to three years. Performance is examined over market cycles which are typically trailing one-year, three-year and five-year periods. Mr. Pavlak is not compensated differently based on the performance of the Fund as compared to the performance of the other accounts discussed below.

        The portfolio manager is eligible to participate in the Advisor’s standard employee benefits programs, which include a competitive 401(k) retirement savings program with employer match, a defined benefit pension plan, life insurance coverage and health and welfare programs.

Other Accounts Managed by Portfolio Manager

        The portfolio manager is responsible for multiple investment accounts. As a general matter, certain conflicts of interest may arise in connection with the portfolio manager’s management of the Fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements and conflicts relating to selection of brokers or dealers to execute the Fund’s trades. The Advisor has structured the portfolio manager’s compensation in a manner, and the Fund has adopted policies, procedures and a code of ethics, reasonably designed to safeguard the Fund from being negatively affected as a result of any such conflicts that may arise.

        As noted above, there may be times when a given investment opportunity is appropriate for some or all of the Advisor’s other client accounts. In the allocation of investment opportunities, it is the policy and practice of the Advisor not to favor or disfavor consistently or consciously any client or class of clients. So, the Advisor has adopted policies and procedures regarding “Aggregation and Allocation of Investment Opportunities” to ensure that, to the extent practical, such opportunities are allocated among clients, including the Fund, over a period of time on a fair and equitable basis. The Advisor has the discretion to allocate investment opportunities in any manner that it deems appropriate (taking into account, among other things, the transaction and the eligible clients) to ensure that these opportunities are allocated on fair and equitable basis, including by way of illustration: (1) allocating on a pro rata basis based on the aggregate dollar amount available for investing by client accounts and each client account’s proportionate share of that amount based on the market value of the client’s account relative to the total current market value of all participating client accounts; and (2) allocating on a rotation basis, such that all eligible clients are provided fair access to investment opportunities over an annual period by rotating investment opportunities to eligible clients.

        The Fund has also adopted a “Best Execution, Directed Brokerage and Soft Dollar Policies and Procedures” designed to ensure the prompt and efficient execution of transactions in all client accounts at the best obtainable price, including the payment of commissions that are reasonable in relation to the value of services provided by the broker under the circumstances.

        As of December 31, 2006, Mr. Pavlak was responsible for the management of 36 other accounts with total assets of $4.7 billion, of which one account was subject to a performance fee. The account subject to a performance fee had total assets of $234 million as of December 31, 2006.

PORTFOLIO TRANSACTIONS AND BROKERAGE

        Subject to the general supervision by the Board of Trustees, the Advisor is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, which may be affiliates of the Advisor, and the negotiation of brokerage commissions. The Fund may execute brokerage or other agency transactions through registered broker-dealers, who receive compensation for their services, in conformity with the Investment Company Act, the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations thereunder. Compensation may also be paid in connection with riskless principal transactions (in Nasdaq or over-the-counter securities and securities listed on an exchange) and agency Nasdaq or over-the-counter transactions executed with an electronic communications network or an alternative trading system.

        The Fund will give primary consideration to obtaining the most favorable prices and efficient executions of transactions in implementing trading policy. Consistent with this policy, when securities transactions are traded on an exchange, the Fund’s policy will be to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Advisor believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund from obtaining a high quality of brokerage services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Advisor will rely upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. Such determinations will be necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.

        The Advisor does not consider sales of Shares by broker-dealers as a factor in the selection of broker-dealers to execute portfolio transactions.

DISCLOSURE OF PORTFOLIO HOLDINGS

        The Fund maintains written policies and procedures (as described below) regarding the disclosure of its portfolio holdings to ensure that disclosure of information about portfolio securities is in the best interests of the Fund’s shareholders. The Fund’s Chief Compliance Officer will report annually to the Board of Trustees with respect to compliance with the portfolio holdings disclosure procedures described herein.

        The officers of the Fund receive reports on a regular basis as to any purchases and redemptions of Shares of the Fund and review these reports to determine if there is any unusual trading in Shares of the Fund. The officers of the Fund will report to the Board of Trustees any such unusual trading in Shares of the Fund.

        There may be instances where the interests of the shareholders of the Fund respecting the disclosure of information about portfolio securities may conflict with the interests of the Advisor or an affiliated person of the Fund. In such situations, the Board of Trustees will be afforded the opportunity to determine whether or not to allow such disclosure. The Fund does not receive any compensation for providing information about its portfolio holdings.

Fund Service Providers

        The Fund has entered into arrangements with certain third party service providers for services that require these groups to have access to the Fund’s portfolio holdings. The Advisor (Bear Stearns Asset Management, Inc.), as a result of overseeing the management of the investment portfolio of the Fund, has access to the portfolio holdings of the Fund. As directed by the Fund, pursuant to the Fund’s policies and procedures, the Advisor provides the portfolio holdings of the Fund to the Administrator, Custodian and Transfer Agent (The Bank of New York) and the Fund’s independent registered public accounting firm (Deloitte & Touche LLP). The Bank of New York, in accordance with instructions given by the Fund, provides the Fund’s portfolio holdings to the American Stock Exchange (and, from time to time, entities involved in assisting the American Stock Exchange in the calculation and dissemination of the IIV). As a result of the ongoing services that these service providers provide, they will receive portfolio holdings information prior to and more frequently than the public disclosure of such information. In each case, the Fund’s Board of Trustees has determined that such advance disclosure is supported by a legitimate business purpose and that the recipient by reason of the federal securities laws (1) is prohibited as an “insider” from trading on the information and (2) has a duty of trust and confidence to the Fund because the recipient has a history and practice of sharing confidences such that the recipient of the information knows or reasonably should know that the Fund expects that the recipient will maintain its confidentiality.

Rating and Ranking Organizations

        The Fund’s Board of Trustees has determined that the Fund may provide its portfolio holdings to rating and ranking organizations that the Board identifies by resolution, from time to time, on either a monthly or quarterly basis. The Board will not identify an organization as one to which disclosure may be made unless the Board makes the determination that the organization provides investors with a valuable service and, therefore, it is in the best interests of the Fund’s shareholders to provide the organization with non-public portfolio holdings information. The Fund will not pay these organizations.

Availability of Information

        A complete schedule of the Fund’s portfolio holdings as of the end of each fiscal quarter will be filed with the SEC (and publicly available) within 60 days of the end of each fiscal quarter. In addition, on each Business Day, before the commencement of trading in Shares on the AMEX, the Fund will disclose on its website the identities and quantities of the portfolio securities and other assets held by the Fund that will form the basis for the Fund’s calculation of NAV at the end of the Business Day.

INDICATIVE INTRA-DAY VALUE

        The approximate value of the Fund’s investments on a per-share basis, the Indicative Intra-Day Value, is disseminated by the AMEX every 15 seconds during hours of trading on the AMEX. The IIV should not be viewed as a “real-time” update of NAV because the IIV will be calculated by an independent third party calculator and may not be calculated in the exact same manner as NAV, which is computed daily.

        The AMEX calculates the IIV during hours of trading on the AMEX by dividing the “Estimated Fund Value” as of the time of the calculation by the total number of outstanding Shares. “Estimated Fund Value” is the sum of the estimated amount of cash held in the Fund’s portfolio, the estimated amount of accrued interest owing to the Fund and the estimated value of the securities held in the Fund’s portfolio, minus the estimated amount of liabilities. The IIV will be calculated based on the same portfolio holdings disclosed on the Fund’s website. In determining the estimated value for each of the component securities, the IIV will use matrix pricing, contemporaneous quotations or other methods that would be considered appropriate for pricing fixed-income securities held by registered investment companies.

        The Fund provides the independent third party calculator with information to calculate the IIV, but the Fund is not involved in the actual calculation of the IIV and is not responsible for the calculation or dissemination of the IIV. The Fund makes no warranty as to the accuracy of the IIV.

THE DISTRIBUTOR

        ALPS Distributors, Inc., the Distributor, is located at 1290 Broadway, Suite 1100, Denver, Colorado 80203. The Distributor is a broker-dealer registered under the Securities Exchange Act and a member of the Financial Industry Regulatory Authority (“FINRA”).

        Shares will be continuously offered for sale by the Trust through the Distributor only in whole Creation Units, as described below under “Purchase and Redemption of Creation Units.” The Distributor also acts as an agent for the Trust. The Distributor will deliver a prospectus to persons purchasing Shares in Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor has no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

        The Board of Trustees of the Trust has adopted a Service and Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act. In accordance with its Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.10% of its average daily net assets each year for certain distribution-related activities. The Trust’s Board of Trustees has resolved not to authorize the payment of Rule 12b-1 fees prior to March 10, 2009.

        No Rule 12b-1 fees are currently paid by the Fund, and there are no plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, they will be paid out of the Fund’s assets. Over time they will increase the cost of your investment, and they may cost you more than certain other types of sales charges.

        Under the Service and Distribution Plan, and as required by Rule 12b-1, the Trustees will receive and review after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made.

        The Advisor and its affiliates may, out of their own resources, pay amounts to third parties for distribution or marketing services on behalf of the Fund. The making of these payments could create a conflict of interest for a financial intermediary receiving such payments.

ACCOUNTING AND LEGAL SERVICE PROVIDERS

Independent Registered Public Accounting Firm

        Deloitte & Touche LLP, located at 1700 Market Street, 24th Floor, Philadelphia, Pennsylvania 19103, serves as the independent registered public accounting firm to the Fund. Deloitte & Touche LLP provides audit services, tax return preparation and assistance and consultation in connection with certain SEC filings.

Legal Counsel

        Foley & Lardner LLP, located at 90 Park Avenue, New York, New York 10016, serves as special regulatory counsel to the Trust and the Fund.

        Kramer Levin Naftalis & Frankel LLP, located at 1177 Avenue of the Americas, New York, New York 10036, serves as legal counsel to the Trust and the Fund.

        Hughes Hubbard & Reed, LLP One Battery Park Plaza, New York, New York 10004-1482, serves as independent legal counsel.

ADDITIONAL INFORMATION CONCERNING SHARES

Organization and Description of Shares of Beneficial Interest

        The Trust is a Delaware statutory trust and registered investment company. The Trust was organized on March 19, 2007, and has authorized capital of unlimited Shares of beneficial interest of no par value which may be issued in more than one class or series. Currently, the Trust consists of one managed, exchange-traded series. The Board of Trustees may designate additional series and classify shares of a particular series into one or more classes of that series.

        Under Delaware law, the Trust is not required to hold an annual shareholders meeting if the Investment Company Act does not require such a meeting. Generally, there will not be annual meetings of Trust shareholders. If requested by shareholders of at least 10% of the outstanding Share of the Trust, the Trust will call a meeting of the Fund’s shareholders for the purpose of voting upon the question of removal of a Trustee and will assist in communications with other Trust shareholders. Shareholders holding two-thirds of Shares outstanding may remove Trustees from office by votes cast at a meeting of Trust shareholders or by written consent.

        All Shares will be freely transferable. The Shares will not have preemptive rights or cumulative voting rights, and none of the Shares will have any preference to conversion, exchange, dividends, retirements, liquidation, redemption, or any other feature. Shares have equal voting rights, except that, if the Trust creates additional funds, in a matter affecting a particular fund, only Shares of that fund may be entitled to vote on the matter. Trust shareholders are entitled to require the Trust to redeem Creation Units if such shareholders are Authorized Participants. The Declaration of Trust confers upon the Board of Trustees the power, by resolution, to alter the number of Shares constituting a Creation Unit or to specify that Shares of the Trust may be individually redeemable. The Trust reserves the right to adjust the stock prices of Shares to maintain convenient trading ranges for investors. Any such adjustments would be accomplished through stock splits or reverse stock splits which would have no effect on the net assets of the Fund.

        The Declaration of Trust of the Trust disclaims liability of the shareholders or the officers of the Trust for acts or obligations of the Trust which are binding only on the assets and property of the Trust. The Declaration of Trust provides for indemnification of the Trust’s property for all loss and expense of the Fund’s shareholders held personally liable for the obligations of the Trust. The risk of a Trust shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would not be able to meet the Trust’s obligations and this risk should be considered remote.

        If the Fund does not grow to a size to permit it to be economically viable, the Fund may cease operations. In such an event, shareholders may be required to liquidate or transfer their Shares at an inopportune time and shareholders may lose money on their investment.

Book Entry Only System

        DTC will act as securities depositary for the Shares. The Shares of the Fund are represented by global securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC. Except as provided below, certificates will not be issued for Shares.

        DTC has advised the Trust as follows: DTC is a limited-purpose trust company organized under the New York Banking Law, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code and a “clearing agency” registered pursuant to the provisions of Section 17A of the Exchange Act. DTC was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic computerized book-entry transfers and pledges in accounts of DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include both U.S. and non-U.S. securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations. DTC is a wholly-owned subsidiary of The Depository Trust & Clearing Corporation (“DTCC”). DTCC is the holding company for DTC, NSCC and Fixed Income Clearing Corporation, all of which are registered clearing agencies. DTCC is owned by the users of its regulated subsidiaries. More specifically, DTCC is owned by a number of its DTC Participants and by the New York Stock Exchange, Inc., the AMEX and FINRA.

        Access to DTC system is also available to others such as both U.S. and non-U.S. securities brokers and dealers, banks, trust companies and clearing corporations that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (“Indirect Participants”). DTC agrees with and represents to DTC Participants that it will administer its book-entry system in accordance with its rules and bylaws and requirements of law. Beneficial Ownership of Shares will be limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) will be shown on, and the transfer of ownership will be effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through DTC Participant a written confirmation relating to their purchase of Shares. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form. Such laws may impair the ability of certain investors to acquire beneficial interests in Shares.

        Beneficial Owners of Shares will not be entitled to have Shares registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and are not considered the registered holders of the Shares. Accordingly, each Beneficial Owner must rely on the procedures of DTC, DTC Participants and any Indirect Participants through which such Beneficial Owner holds its interests in order to exercise any rights of a holder of Shares. The Trust understands that under existing industry practice, in the event the Trust requests any action of holders of Shares, or a Beneficial Owner desires to take any action that DTC, as the record owner of all outstanding Shares, is entitled to take, DTC would authorize the DTC Participants to take such action and that the DTC Participants would authorize the Indirect Participants and Beneficial Owners acting through such DTC Participants to take such action and would otherwise act upon the instructions of Beneficial Owners owning through them. DTC, through its nominee Cede & Co., is the record owner of all outstanding Shares.

        Conveyance of all notices, statements and other communications to Beneficial Owners will be effected as follows. DTC will make available to the Trust upon request and for a fee to be charged to the Trust a listing of Shares holdings of each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust will provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements. Beneficial Owners may wish to take certain steps to augment the transmission to them of notices of significant events with respect to Shares by providing their names and addresses to the DTC registrar and requesting that copies of notices be provided directly to them.

        Distributions of Shares shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall immediately credit DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants. The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

        DTC may determine to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the AMEX.

        DTC rules applicable to DTC Participants are on file with the SEC. More information about DTC can be found at www.dtcc.com and www.dtc.org.

PURCHASE AND REDEMPTION OF CREATION UNITS

        The Fund issues and redeems Shares only in bundles of a specified number of Shares. These bundles are known as “Creation Units.” To purchase or redeem a Creation Unit, you must be an Authorized Participant or you must do so through a broker, dealer, bank or other entity that is an Authorized Participant. An “Authorized Participant” is a participant in DTC, which has signed a “Participant Agreement” with the Distributor. Because Creation Units cost at least several million dollars each, it is expected that only large institutional investors will purchase and redeem Shares directly from the Fund in the form of Creation Units. In turn, it is expected that institutional investors who purchase Creation Units will break up their Creation Units and offer and sell individual Shares in the Secondary Market.

        Retail investors may acquire Shares in the Secondary Market (not from the Fund) through a broker or dealer. Shares are listed on the AMEX and are publicly traded. For information about acquiring Shares in the Secondary Market, please contact your broker or dealer. If you want to sell Shares in the Secondary Market, you must do so through your broker or dealer.

        When you buy or sell Shares in the Secondary Market, your broker or dealer may charge you a commission, market premium or discount, or other transaction charge, and you may pay some or all of the spread between the bid and the offered price for each purchase or sale transaction. Unless imposed by your broker or dealer, there is no minimum dollar amount you must invest and no minimum number of Shares you must buy in the Secondary Market. In addition, because transactions in the Secondary Market occur at market prices, you may pay more than NAV (premium) when you buy Shares and receive less than NAV (discount) when you sell those Shares.

        The creation and redemption processes set forth below are summaries, and the summaries only apply to shareholders who purchase or redeem Creation Units (they do not relate to shareholders who purchase or redeem Shares in the Secondary Market). Authorized Participants should refer to their Authorized Participant Agreements for the precise instructions that must be followed in order to create or redeem Creation Units.

Purchasing Creation Units Directly From the Fund

        The Distributor only processes purchase orders on a day on which the New York Stock Exchange is open for trading (a “Business Day”). The New York Stock Exchange is open for trading Monday through Friday except for the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day. You can purchase Shares directly from the Fund in the form of Creation Units only if you meet the following criteria and comply with purchase transaction procedures specified by the Trust.

        Eligible Investors. To purchase Shares directly from the Fund, you must be an Authorized Participant or you must purchase through a broker, dealer, bank or other entity that is an Authorized Participant. Investors should contact the Distributor for the names of Authorized Participants.

        Creation Units. You must purchase Shares in large blocks, known as “Creation Units.” For the Fund, a Creation Unit is comprised of 50,000 Shares. The number of Shares in a Creation Unit will not change, except in the event of a share split, reverse split or similar revaluation. The Fund may not issue fractional Creation Units.

        Placement of Purchase Orders. The Fund only accepts cash to purchase Creation Units. All purchase orders for Shares must be placed with the Distributor by or through an Authorized Participant. Purchase orders are processed through a manual clearing process run at the DTC (“Manual Clearing Process”). The Distributor will process orders to purchase Creation Units received by U.S. mail, telephone, facsimile and other electronic means of communication by 4:00 p.m., New York time, as long as they are in proper form. Mail is received periodically throughout the day. A creation order sent by U.S. mail will be opened and time stamped when it is received. If an order to purchase Creation Units is received in proper form by 4:00 p.m., New York time, then it will be processed that day. Purchase orders received in proper form after 4:00 p.m., New York time will be processed on the following Business Day and will be priced at the NAV determined on that day. All other procedures set forth in the Participant Agreement must be followed in order for you to receive the NAV determined on that day. The Fund defines “proper form” generally as an order (purchase or redemption) received by the Distributor that complies with the Participant Agreement, is timely submitted and is sufficiently complete and clear that the Distributor does not need to exercise any discretion to complete the order.

        The Trust or the Distributor may reject any purchase order that is not submitted in proper form. They may also reject a purchase order if (1) the purchaser or group of purchasers, upon obtaining the Shares ordered, would own 80% or more of the currently outstanding Shares; (2) the acceptance of the purchase order would, in the opinion of counsel, be unlawful; (3) the acceptance of the purchase order would otherwise, in the discretion of the Trust or the Advisor, have an adverse effect on the Fund or the shareholders of the Fund; (4) the value of the purchase amount exceeds a purchase authorization limit extended to an Authorized Participant by the Custodian and the Authorized Participant has not deposited an amount in excess of such purchase authorization with the Custodian prior to 4:00 p.m., New York time, on the transmittal date; or (5) in the event that circumstances outside the control of the Trust, the Distributor and the Advisor make it impractical to process purchase orders.

        The third Business Day after your purchase order is received by the Distributor in proper form, on which DTC is open for business, you must pay for the Creation Units in same-day funds to DTC in an amount equal to the value of the Creation Unit(s) purchased, based on the relevant NAV of the Shares, as described above. Upon payment, the Trust will instruct DTC to credit you with the purchased Shares.

Redeeming Creation Units Directly from the Fund

        The redemption process is essentially the reverse of the purchase process described above. To redeem Shares directly from the Fund, you must be an Authorized Participant or you must redeem through a broker, dealer, bank or other entity that is an Authorized Participant, and you must tender Shares in Creation Units. As with purchases, redemptions are processed through the Manual Clearing Process. A redemption order must be transmitted to the Distributor by mail or by telephone, facsimile or other electronic means permitted under the Participant Agreement. In order to receive the NAV on that day, a redemption order must be received by the Distributor in proper form prior to the applicable cut-off time of 4:00 p.m., New York time. Mail is received periodically throughout the day. A redemption order sent by U.S. mail will be opened and time stamped when it is received.

        The Trust or the Distributor may reject any redemption order that is not submitted in proper form. The Trust may not suspend the right of redemption or postpone the date of payment or satisfaction upon redemption for more than seven days, other than (1) any period during which the New York Stock Exchange is closed other than customary week-end and holiday closings, as permitted by the SEC; (2) any period during which trading on the New York Stock Exchange is restricted, as permitted by the SEC; (3) any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to determine its NAV; and (4) for such other periods as the SEC may by order permit for the protection of holders of Shares.

        Redemption proceeds are paid in cash. The third Business Day after a redemption order is received by the Distributor in proper form, on which DTC is open for business, the redeeming Authorized Participant will surrender Shares in an integral number of Creation Units in exchange for a cash amount equal to the relevant NAV of the Shares, as described above, multiplied by the number of Shares redeemed. DTC will make payment to the Authorized Participant in accordance with its normal procedures. In the event the New York Stock Exchange is open for business, but the DTC is not open, the Distributor will accept redemption requests on behalf of the Fund, but the Fund will not be able to make payment on redemption requests on such days. In any event, this should not impact the Fund’s ability to comply with its obligation to satisfy redemption requests within seven days, as described above, because the DTC will normally be open for business on the same days that the New York Stock Exchange is open for business.

Transaction Fees

        A fixed transaction fee equal to $250 is applicable to each creation and redemption transaction, regardless of the number of Creation Units transacted. From time to time, the Fund may waive this fixed transaction fee. When buying or selling Shares in the Secondary Market, investors may be charged a commission or other transaction charges by their broker, and they may pay market premiums or discounts on purchases and sales of the shares.

Continuous Offering

        The method by which Creation Units are purchased and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Fund on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act, may occur.

        Broker-dealers and other Creation Unit investors are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act. For example, a broker-dealer or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the principal underwriter, breaks them down into individual Shares, and sells the Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of Secondary Market demand for Shares.

        A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to categorization as an underwriter. Broker-dealers should also note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available with respect to such transactions as a result of Section 24(d) of the Investment Company Act.

DETERMINATION OF NET ASSET VALUE

        The NAV of the Shares is equal to the Fund’s total assets minus the Fund’s total liabilities divided by the total number of shares outstanding. Interest and investment income on the Trust’s assets accrue daily and are included in the Fund’s total assets. Expenses and fees (including investment advisory, management, administration and distribution fees, if any) accrue daily and are included in the Fund’s total liabilities. The NAV that is published is rounded to the nearest cent; however, for purposes of determining the price of Creation Units, the NAV is calculated to five decimal places.

        In calculating NAV, the Fund’s investments are valued using market quotations when available. Short-term debt securities held by the Fund with a remaining maturity of 60 days or less are valued at amortized cost, and short-term debt securities with 61 days or more to maturity are valued based on a price quotation or other equivalent indication of value supplied by a market maker or other appropriate source. When market quotations are not readily available or are deemed unreliable, investments are valued using fair value pricing as determined in good faith by the Advisor under procedures established by and under the general supervision and responsibility of the Trust’s Board of Trustees. Investments that may be valued using fair value pricing include, but are not limited to: (1) securities that are not actively traded, including “restricted” securities and securities received in private placements for which there is no public market; (2) securities of an issuer that becomes bankrupt or enters into a restructuring; (3) securities whose trading has been halted or suspended; (4) over-the-counter derivative securities; and (5) fixed income securities that have gone into default and for which there is no current market quotation. In addition, the Advisor may fair value securities that trade on a foreign exchange because a significant event has occurred after the foreign exchange closes but before the time as of which the Fund’s NAV is calculated.

        The frequency with which the Fund’s investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Fund invests pursuant to its investment objective, strategies and limitations. If the Fund invests in other open-end management investment companies registered under the Investment Company Act, it may rely on the net asset values of those companies to value the shares it holds of them. Those companies may also use fair value pricing under some circumstances.

        Valuing the Fund’s investments using fair value pricing results in using prices for those investments that may differ from current market valuations. Accordingly, fair value pricing could result in a difference between the prices used to calculate NAV and the prices used to determine the IIV, which could result in the market prices for Shares deviating from NAV.

        The NAV is calculated by the Administrator and Custodian and determined each Business Day as of the close of regular trading on the New York Stock Exchange (ordinarily 4:00 p.m., New York time).

TAXATION

        Set forth below is a discussion of certain U.S. federal income tax issues concerning the Fund and the purchase, ownership, and disposition of the Shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances. In addition, this discussion does not address the tax treatment of special classes of holders of the Shares, such as financial institutions, insurance companies, tax-exempt organizations, shareholders holding Shares through tax-advantaged accounts (such as IRAs), broker-dealers, entities that are not organized under the laws of the U.S. or a political subdivision thereof, individuals who are neither a citizen nor resident of the U.S., and shareholders holding Shares as part of a hedge, straddle or conversion transaction. This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of the Fund’s Shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

        The Fund has not requested and will not request an advance ruling from the Internal Revenue Service (the “IRS”) as to the federal income tax matters described below. The IRS could adopt positions contrary to those discussed below, and such positions could be sustained.

Treatment of the Fund

        The Fund intends to qualify for and to elect treatment as a “regulated investment company” (“RIC”) under Subchapter M of the Code. To qualify for treatment as a RIC, the Fund must annually distribute at least 90% of its investment company taxable income (which includes dividends, interest, and net short-term capital gains) and meet several other requirements. Among such other requirements are the following: (i) at least 90% of the Fund’s annual gross income must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in a qualified publicly traded partnership; and (ii) at the close of each quarter of the Fund’s taxable year, (a) at least 50% of the market value of the Fund’s total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with such other securities limited for purposes of this calculation in respect of any one issuer to an amount not greater than 5% of the value of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets may be invested in the securities of any one issuer or of two or more issuers that are controlled by the Fund (within the meaning of Section 851(c)(2) of the Code) and that are engaged in the same or similar trades or businesses or related trades or businesses (other than U.S. government securities or the securities of other regulated investment companies) or the securities of one or more qualified publicly traded partnerships.

        If the Fund fails to qualify for any taxable year as a RIC, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits.

        With respect to any taxable year for which the Fund qualifies as a RIC, the Fund will be subject to federal income taxation to the extent that any investment company taxable income or net capital gain (the excess of net long-term capital gains over net short-term capital losses) is not distributed. The Fund intends to distribute substantially all of its investment company taxable income and net capital gains for each taxable year.

        The Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year plus 98% of its capital gain net income (the excess of capital gains over capital losses) for the twelve months ended October 31 of such year. The Fund intends to make distributions in the amounts and at the times necessary to avoid the application of this excise tax.

        The Fund may use the so-called “equalization method” of accounting to allocate a portion of its undistributed investment company taxable income and net capital gains, with certain adjustments, to payments of redemption proceeds. Although using this method generally will not affect the Fund’s total returns, this method will generally reduce the amount that the Fund would otherwise be required to distribute to continuing shareholders in order to avoid paying federal income tax and excise tax. The IRS has not expressly sanctioned the equalization accounting method that may be used by the Fund.

        Certain debt securities acquired by the Fund may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. The amount of original issue discount that accrues during a taxable year with respect to a debt security held by the Fund will increase the Fund’s taxable income for such taxable year, even though there will generally be no corresponding receipt of cash until the debt security matures. As a result, the Fund may need to use other sources of cash to satisfy its distribution requirements for such taxable year.

Treatment of Shareholders

        A distribution by the Fund is generally treated under the Code as being received by the shareholders at the time the distribution is made. However, any distribution declared by the Fund in October, November, or December of any calendar year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by each shareholder on December 31 of such calendar year, provided that such dividend is actually paid by the Fund during January of the following calendar year.

        Distributions that are made from the Fund’s net capital gain and that are designated by the Fund as capital gain dividends will be taxable to the holders of the Shares as long-term capital gain, whether paid in cash or in Shares and regardless of how long a holder has held the Shares. All other distributions (including dividends from short-term capital gains) made by the Fund from its current and accumulated earnings and profits will generally be taxable to the holders of the Shares as ordinary income.

        Distributions in excess of the Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in his Shares, and as a capital gain thereafter (if the shareholder holds his Shares as a capital asset).

        Investors should be careful to consider the tax implications of buying Shares just prior to a distribution. The price of Shares purchased at such a time will include the amount of the forthcoming distribution, but the distribution will generally be taxable. The Fund will not pay interest on uncashed distribution checks.

        Any capital gain or loss recognized upon a sale of Shares is generally treated as a long-term gain or loss if the Shares have been held for more than one year. Any capital gain or loss recognized upon a sale of Shares held for one year or less is generally treated as a short-term gain or loss, except that any capital loss on the sale of Shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such Shares.

Back-Up Withholding

        Withholding at the applicable “backup withholding” rate (currently 28%) may be required to be imposed on distributions and redemption proceeds paid to a shareholder who has failed to provide a correct taxpayer identification number, or has failed to certify that such shareholder is not subject to backup withholding.

OTHER INFORMATION

        The Fund is not sponsored, endorsed, sold or promoted by any NRSRO or the AMEX. The NRSROs and the AMEX make no representation or warranty, express or implied, to the owners of Shares or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Fund to achieve its objective. The NRSROs and the AMEX have no obligation or liability in connection with the administration, marketing or trading of the Fund. American Stock Exchange® and AMEX® are registered service/trademarks of the American Stock Exchange LLC.

        For purposes of the Investment Company Act, the Fund is a registered investment company, and the acquisition of Shares by other registered investment companies and companies relying on exemption from registration as investment companies under Section 3(c)(1) or 3(c)(7) of the Investment Company Act is subject to the restrictions of Section 12(d)(1) of the Investment Company Act, except as permitted by an exemptive order that permits registered investment companies to invest in the Fund beyond those limitations.

        Bear Stearns & Co., an affiliate of the Advisor, will act as an Authorized Participant for the Fund, under terms and conditions that are substantially similar to those between the Distributor and the other Authorized Participants not affiliated with the Advisor. The Participant Agreement between Bear Stearns & Co. and the Distributor was negotiated at arms-length, and was subject to the approval of the Trust’s Board of Trustees.

FINANCIAL STATEMENTS

The following financial statements and report for the Fund are attached hereto:

–	Statement of Assets and Liabilities

–	Notes to the Financial Statements

–	Report of Independent Registered Public Accounting Firm

BEAR STEARNS ACTIVE ETF TRUST
BEAR STEARNS CURRENT YIELD FUND
STATEMENT OF ASSETS AND LIABILITIES
FEBRUARY 14, 2008

ASSETS
Cash	$100,000

TOTAL ASSETS	$100,000

LIABILITIES	$--

TOTAL LIABILITIES	$--

Net assets	$100,000

Analysis of Net Assets:
Paid-in Capital on shares of capital stock	$100,000

Net asset value, offering and redemption price per share, $100,000/1,000 shares outstanding	$100.00

See accompanying notes to financial statements.

BEAR STEARNS ACTIVE ETF TRUST
NOTES TO STATEMENT OF ASSETS AND LIABILITIES

1.	Organization

        Bear Stearns Active ETF Trust (f/k/a YYY Trust), a Delaware statutory trust (the “Trust”), was formed on March 19, 2007, and has authorized capital of unlimited shares of beneficial interest. The Trust has had no operations to date other than matters relating to its organization and registration as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the “Investment Company Act”), and the sale and issuance to Bear Stearns Asset Management Inc. (“BSAM” or the “Advisor”), of 1,000 shares of beneficial interest (“Shares”) at an aggregate purchase price of $100,000 in the Bear Stearns Current Yield Fund (the “Fund”).

2.	Summary of Significant Account Policies

Use of Estimates and Indemnifications:

        The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in these financial statements. Actual results could differ from those estimates.

        In the normal course of business the Trust enters into contracts that contain a variety of representations which provide general indemnifications. The Trust’s maximum exposure under these arrangements cannot be known; however, the Trust expects any risk of loss to be remote.

Federal Income Tax:

        The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Code. If so qualified, the Fund will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and capital gains to shareholders.

3.	Agreements

Investment Advisory Agreement:

        Bear Stearns Asset Management, Inc. (the “Advisor”), oversees the performance of the Fund and is responsible for overseeing the management of the investment portfolio of the Fund. These services are provided under the terms of an Investment Advisory Agreement dated December 17, 2007 (the “Investment Advisory Agreement”) between the Trust and the Advisor, pursuant to which the Advisor receives an annual unified management fee equal to 0.30% of the Fund’s average net assets, which begin upon commencement of operations.

        Out of the Advisor’s fee, the Advisor pays all expenses of managing and operating the Fund except all federal, state and local taxes; interest; brokerage commissions; reimbursement payments to securities lenders for dividend and interest payments on securities sold short; fees and expenses of the Independent Trustees (including out of pocket expenses and reasonable attorneys’ fees for counsel to the Independent Trustees); a portion of the cost of Trustee and officer liability insurance; and extraordinary items (including extraordinary legal expenses). The expenses of the Fund’s operations borne by the Advisor include by way of illustration and not limitation, non-extraordinary legal expenses (other than reasonable attorneys’ fees for counsel to the Independent Trustees); salaries of administrative and clerical personnel; fees and expenses of the custodian of the Fund’s assets; fees and expenses of the Trust’s administrator; expenses of calculating the net asset value and repurchasing and redeeming shares; charges and expenses of dividend disbursing agents, registrars and stock transfer agents; organizational costs; offering costs; the cost of keeping all necessary shareholder records and accounts; and the expense of registering shares of the Fund with the SEC and in the various states. A portion of the Fund’s unified management fee may be paid by the Advisor to unaffiliated third parties who provide recordkeeping and administrative services that would otherwise be performed by an affiliate of the Advisor.

Distributor:

        ALPS Distributors, Inc. serves as the Fund's distributor, and is located at 1290 Broadway, Suite 1100, Denver, Colorado 80203.

Administrator, Custodian and Transfer Agent:

        The Bank of New York, located at One Wall Street, New York, New York 10286, serves as the Fund’s Administrator, Custodian and Transfer Agent.

4.	Organization and Offering Costs

        In accordance with the Investment Advisory Agreement, the Advisor will assume the Trust’s organization and offering costs for the period included in this seed capital audit. The total amount of the Organization Costs and Offering Costs incurred by the Trust and Fund is estimated at approximately $135,000 and $275,000, respectively.

5.	Capital

        The Trust has authorized capital of unlimited shares of no par value which may be issued in more than one class or series. Currently the Trust consists of one managed, exchange traded series, the Fund.

        The Fund issues and redeems Shares on a continuous basis at net asset value in groups of 50,000 Shares called “Creation Units.” Creation Units of the Fund are purchased and redeemed in cash and the Fund does not allow in-kind creation or redemptions. Except when aggregated in Creation Units, shares are not redeemable securities of the Fund.

        The Fund does not currently charge any transactions fees in connection with the creation and redemption of Creation Units.

6.	Related Parties

        At February 14, 2008, certain officers of the Trust were also employees of the Advisor.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        To the Board of Trustees of Bear Stearns Active ETF Trust and Shareholder of the Bear Stearns Current Yield Fund:

        We have audited the accompanying statement of assets and liabilities of Bear Stearns Current Yield Fund (the “Fund”) the sole portfolio of Bear Stearns Active ETF Trust, as of February 14, 2008. This financial statement is the responsibility of the Fund’s management. Our responsibility is to express an opinion on this financial statement based on our audit.

        We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

        In our opinion, the financial statement referred to above presents fairly, in all material respects, the financial position of the Bear Stearns Current Yield Fund as of February 14, 2008 in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Philadelphia, Pennsylvania
February 19, 2008